BUSINESS FIRST
BANCSHARES

Merger with Progressive Bancorp, Inc.

July 7, 2025


BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

LEGAL DISCLOSURES

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act. These forward-looking statements reflect the current views of Business First Bancshares, Inc. ("BFST" or "Business First") with respect to future events and Business First's financial performance. Any statements about Business First's expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Business First cautions that the forward-looking statements in this presentation are based largely on Business First's current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of Business First, Progressive Bancorp, Inc. ("Progressive") and the combined company, as well as the businesses and markets in which they do and are expected to operate. These forward-looking statements are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Business First's control. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the expected impact of the proposed transaction between BFST and Progressive on the combined entities' operations, financial condition, and financial results; (2) the businesses of Business First and Progressive may not be combined successfully, or such combination may take longer to accomplish than expected; (3) the cost savings from the proposed transaction may not be fully realized or may take longer to realize than expected; (4) operating costs, customer loss and business disruption following the proposed transaction, including adverse effects on relationships with employees, may be greater than expected; (5) regulatory approvals of the proposed transaction may not be obtained, or adverse conditions may be imposed in connection with regulatory approvals of the proposed transaction; (6) the Progressive shareholders may not approve the proposed transaction; (7) the impact on Business First and Progressive, and their respective customers, of a decline in general economic conditions that would adversely affect credit quality and loan originations, and any regulatory responses thereto; (8) potential recession in the United States and Business First's and Progressive's market areas; (9) the impacts related to or resulting from bank failures and any continuation of the uncertainty in the banking industry, including the associated impact to Business First, Progressive and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response thereto; (10) the impact of changes in market interest rates, whether due to continued elevated interest rates resulting in further compression of net interest margin or potential reductions in interest rates resulting in declines in net interest income; (11) the persistence of the current inflationary pressures, or the resurgence of elevated levels of inflation, in the United States and the Business First and Progressive market areas; (12) the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; (13) uncertainty regarding United States fiscal debt and budget matters; (14) political and policy uncertainties, changes in U.S. and international trade policies, such as tariffs or other factors, and the potential impact of such factors on Business First and its customers; (15) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; (16) competition from other financial services companies in Business First's and Progressive's markets; or (17) current or future litigation, regulatory examinations or other legal and/or regulatory actions. Additional information regarding these risks and uncertainties to which Business First's business and future financial performance are subject is contained in Business First's most recent Annual Report on Form 10-K on file with the U.S. Securities and Exchange Commission (the "SEC"), including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of such documents, and other documents Business First files or furnishes with the SEC from time to time, which are available on the SEC's website, www.sec.gov. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements due to additional risks and uncertainties of which Business First is not currently aware or which it does not currently view as, but in the future may become, material to its business or operating results. Due to these and other possible uncertainties and risks, Business First can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. Any forward-looking statements presented herein are made only as of the date of this presentation, and Business First does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, new information, the occurrence of unanticipated events, or otherwise, except as required by applicable law. All forward-looking statements, express or implied, included in the presentation are qualified in their entirety by this cautionary statement.

LEGAL DISCLOSURES

Non-GAAP Financial Measures

Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Non-GAAP financial measures that may be used in this presentation include, but are not limited to: (i) tangible common equity, (ii) tangible assets, (iii) price to tangible book value, and (iv) pay-to-trade value. Management believes that the non-GAAP financial measures used in this presentation provide meaningful information that allows readers to evaluate the ongoing performance of Business First and provide meaningful comparisons to its peers. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, any measure of performance or financial condition of Business First as promulgated under GAAP. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Numbers in this presentation may not sum due to rounding.

Additional Information and Where to Find it

This communication is being made with respect to the proposed transaction involving Business First and Progressive. This material is not a solicitation of any vote or approval of the Progressive shareholders and is not a substitute for the proxy statement/prospectus or any other documents that Business First and Progressive may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed transaction, Business First will file with the SEC a Registration Statement on Form S-4 (the "Registration Statement") that will include a proxy statement of Progressive and a prospectus of Business First, as well as other relevant documents concerning the proposed transaction. **Before making any voting or investment decisions, investors and shareholders are urged to read carefully the Registration Statement and the proxy statement/prospectus regarding the proposed transaction, as well as any other relevant documents filed with the SEC and any amendments or supplements to those documents, because they will contain important information**. Progressive will mail the proxy statement/prospectus to its shareholders. Shareholders are also urged to carefully review and consider Business First's public filings with the SEC, including, but not limited to, its proxy statements, its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Copies of the Registration Statement and proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about Business First, may be obtained, free of charge, as they become available at the SEC's website at www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from Business First at www.b1BANK.com. Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Business First Bancshares, Inc., 500 Laurel Street, Suite 101, Baton Rouge, LA 70801, Attention: Corporate Secretary, Telephone: 225-248-7600.

Participants in Solicitation

Business First, Progressive and certain of their respective directors, executive officers and employees may, under the SEC's rules, be deemed to be participants in the solicitation of proxies of Progressive's shareholders in connection with the proposed transaction. Information about Business First's directors and executive officers is available in its definitive proxy statement relating to its 2025 annual meeting of shareholders, which was filed with the SEC on April 9, 2025, and other documents filed by Business First with the SEC. Other information regarding the persons who may, under the SEC's rules, be deemed to be participants in the solicitation of proxies of Progressive's shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

b1 BANK

MERGER WITH PROGRESSIVE BANCORP, INC.

PROGRESSIVE BANK

KEY TRANSACTION THEMES

Acquisition of a premier in-market competitor well known to b1

All stock transaction with approximately $82.6 million transaction value [(1)]

Low-risk transaction with strong culture and business similarities

- Strong credit profile and similar loan mix / credit culture
- Seasoned deposit base and source of excess liquidity
- In-market franchise with existing b1 leadership
- Increases northern Louisiana market share to #6 position (4.5%) from #10 position (2.5%)[(2)]


OKLAHOMA
ARKANSAS
MISSISSIPPI
TEXAS
LOUISIANA

BUSINESS FIRST BANCSHARES, INC
(58 Locations)

PROGRESSIVE BANCORP, INC
(9 Locations)

Source: S&P Capital IQ Pro,
(1) Based on BFST closing price of $26.19 on July 3, 2025
(2) Data as of June 30, 2024; North Louisiana as defined on page 9

RECENT CORPORATE HISTORY: SIGNIFICANT MILESTONES

2019 – 2024 TOTAL ASSET CAGR: 28.1%

2019-2020

- Opened second full-service location in DFW, TX
- Rebranded as b1BANK
- Acquired Pedestal Bancshares, Inc. ($1.3B[1] in total assets)
- Participated in SBA PPP program ($604.3M)
- Participated in Main Street Lending Program ($327.8M)
- Establishment of Financial Institutions Group with team lift-out, based in Dallas, TX

2021

- Acquired Smith Shellnut Wilson LLC in Jackson, MS
- Opened third DFW, TX location
- Self-managed $52.5M subordinated debt issuance
- Opened LPO in Ruston, LA
- Banker team lift-out in New Orleans, LA market (LPO)

2022

- Acquired Texas Citizens Bancorp ($546M[1] in total assets)
- September 1, 2022: $72.0 million preferred offering
- October 17, 2022: $50.0 million common equity raise

2023

- November 2023: Announced formation of derivative solutions group

2024

- Acquired Oakwood Bancshares ($862M[1] in total assets)
- January 2024: Closed Waterstone LSP acquisition
- Opened Westlake, TX LPO and Southern Dallas banking center in Q3

2019	2020	2021	2022	2023	2024
$2,274	$4,160	$4,922	$5,690	$6,585	$7,857

Total Assets ($ in millions)

Source: S&P Capital IQ Pro; Company Documents.
(1) Reflects target's consolidated total assets at close

PROGRESSIVE BANK TRANSACTION RATIONALE

Strategically Positioned

- Well-positioned commercial banking platform in north Louisiana market
- Established market presence to build upon, driving efficiencies
- Local banking talent joining BFST organization
- Accretive to funding capacity, cost and composition

Financially Compelling

- High single-digits EPS accretion
- Approximate 2-year TBV earnback
- Achievable cost savings opportunities, modeled conservatively
- The pro forma company will continue to be well capitalized

Minimal Execution Risk

- Compatible cultures; business mix familiarity
- Existing b1 leadership in market
- Commitment from Progressive CEO and Chairman to join BFST and b1BANK board of directors

OVERVIEW OF PROGRESSIVE BANCORP, INC.

Headquartered in Monroe, Louisiana; founded in 1983

$752 million asset institution operating from nine strategic locations across northern Louisiana

- $583M in loans; $673M in deposits

Commercial banking focus

- ~57% commercial loans(1)(2)
- ~31% non-interest bearing deposits(1)(2)

Strong credit profile – measured core loan growth in recent years



Progressive Bancorp, Inc. (9 banking centers)
Shreveport
Minden
20
Ruston
Monroe
Jonesboro
Winnsboro
49
1 banking center >$100M in deposits
3 banking centers between $50-$100M in deposits
Most recent banking center opened in November 2019

FINANCIAL HIGHLIGHTS (2)

(Dollars in millions)

Balance Sheet	2021	2022	2023	2024	2025Q1
Assets	$774	$769	$806	$764	$752
Total Loans	508	531	532	567	583
Deposits	689	695	674	686	673
Consolidated Total Equity	60	58	61	63	65
Profitability (%)					
Net Income	$6.5	$6.8	$1.5	$2.4	$1.4
ROAA	0.86	0.89	0.20	0.30	0.76
ROAE	9.88	11.04	2.44	3.70	8.48
Net Interest Margin	3.50	3.28	2.64	2.57	3.38
Efficiency Ratio	72	75	92	88	75
Non-Interest Income / Avg. Assets	0.66	0.73	0.59	0.58	0.66
Balance Sheet Ratios (%)					
Loans / Deposits	73.6	76.5	78.8	82.7	86.6
Consolidated TCE/TA (3)	7.8	7.5	7.5	8.3	8.7
Bank Leverage Ratio	8.7	9.4	9.0	9.2	9.8
Bank Total Risk Based Capital Ratio	13.4	13.7	13.9	13.6	13.6
Asset Quality (%)					
NPAs / Assets	0.20	0.11	0.10	0.02	0.02
Reserves / Loans	1.47	1.52	1.48	1.34	1.30
NCOs / Avg Loans	(0.02)	(0.29)	0.01	0.02	0.02

SHREVEPORT, LA



North Shreveport
Lake View
Bossier City
Barksdale
Shreveport

MONROE, LA



Forrest Park
Lakeshore
West Monroe
Monroe
Brownsville
Bawcomville
Richwood
b1BANK
3-mile radius

Source: S&P Capital IQ Pro and Company Documents.
Note: Bank level data utilized where consolidated financial data unavailable. Financial data as of March 31, 2025.
(1) Data as of March 31, 2025.
(2) Bank-level data unless otherwise noted.
(3) Non-GAAP financial measure.

PRO FORMA BFST FOOTPRINT

Dallas Fort Worth Region
Number of Banking Centers: 12
Number of LPOs: 1
Total Loans: $1,974.6
Total Deposits: $1,079.2
Deposits / Banking Center $89.9

Pro Forma North Louisiana Region
Number of Banking Centers[1]: 18
Total Loans: $1,595.2
Total Deposits: $1,573.0
Deposits / Banking Center[2]: $92.5



Houston Region
Number of Banking Centers: 5
Total Loans: $446.1
Total Deposits: $512.2
Deposits / Banking Center: $102.4

Greater New Orleans Region
Number of Banking Centers: 8
Number of LPOs: 1
Total Loans: $1,161.2
Total Deposits: $999.4
Deposits / Banking Center: $124.9

Southwest Louisiana Region
Number of Banking Centers: 22
Total Loans: $1,349.0
Total Deposits: $2,172.1
Deposits / Banking Center: $98.7

Source: Company Documents.
Note: Dollars in millions. Financial data as of March 31, 2025. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments. Loan balances include balances at LPOs.
(1) Banking Center count includes one standalone ITM.
(2) Excludes standalone ITM from Deposits / Banking Center calculation.

CONTINUING TO SERVE LOUISIANA AND ITS LOCAL COMMUNITIES

Pro forma, Business First will continue to have the #1 deposit market share in Louisiana amongst banks headquartered in the state

Business First will also grow its market share in Monroe and Shreveport, continuing to bring top tier banking services to these communities

LOUISIANA

Rank	Institution	State	Number of Branches	Total Deposits ($M)	Market Share (%)
1	JPMorgan Chase & Co.	NY	101	22,263	17.1
2	Capital One Financial Corp.	VA	65	16,891	13.0
3	Hancock Whitney Corp.	MS	97	16,873	13.0
4	Regions Financial Corp.	AL	79	8,586	6.6
5	First Horizon Corp.	TN	55	7,500	5.8
	Pro Forma	LA	48	5,260	4.0
6	Business First Bancshares Inc.	LA	39	4,579	3.5
7	Origin Bancorp Inc.	LA	20	3,545	2.7
8	Gulf Coast Bank and Trust Co.	LA	21	2,880	2.2
9	Red River Bancshares Inc.	LA	28	2,724	2.1
10	First Guaranty Bancshares Inc.	LA	25	2,665	2.0
11	Home Bancorp Inc.	LA	34	2,246	1.7
12	Cadence Bank	MS	24	1,885	1.5
13	Investar Holding Corp.	LA	21	1,757	1.4
14	Bonvenu Bancorp Inc.	LA	15	1,299	1.0
15	One American Corp.	LA	25	1,184	0.9
29	Progressive Bancorp Inc.	LA	9	681	0.5
	All Other Banks		637	32,767	25.2
	Total		1,295	130,324	100.0

Source: S&P Capital IQ Pro.
Note: Deposit market share is pro forma for pending acquisitions; FDIC deposit data as of June 30, 2024.

CONTINUING TO SERVE LOUISIANA AND ITS LOCAL COMMUNITIES (CONT.)



Monroe, LA

Rank	Institution	State	Number of Branches	Total Deposits ($M)	Market Share (%)
1	Origin Bancorp Inc.	LA	10	1,203	21.8
2	JPMorgan Chase & Co.	NY	7	698	12.7
	Pro Forma	LA	8	574	12.7
3	Cadence Bank	MS	6	414	10.2
4	Regions Financial Corp.	AL	4	405	7.5
5	Progressive Bancorp Inc.	LA	4	292	7.4
6	Business First Bancshares Inc.	LA	4	282	5.3
7	First Horizon Corp.	TN	3	252	5.1
8	Planters Holding Co.	MS	4	216	4.6
9	Delhi Bancshares Inc.	LA	7	191	3.9
10	Marion State Bank	LA	5	183	3.5
	All Other Banks		22	289	18.1
	Total		76	5,508	100.0

Shreveport-Bossier City, LA

1	Capital One Financial Corp.	VA	4	1,583	16.9
2	JPMorgan Chase & Co.	NY	10	1,234	13.2
3	Bonvenu Bancorp Inc.	LA	9	1,098	11.7
4	Regions Financial Corp.	AL	10	952	10.1
5	Cadence Bank	MS	8	885	9.4
6	Mansfield Bancshares Inc.	LA	10	702	7.5
7	Origin Bancorp Inc.	LA	4	596	6.4
8	Home Federal Bancorp Inc	LA	10	555	5.9
9	Red River Bancshares Inc.	LA	7	456	4.9
	Pro Forma	LA	5	392	4.2
10	First Guaranty Bancshares Inc.	LA	4	257	2.7
11	Progressive Bancorp Inc.	LA	4	237	2.5
12	Business First Bancshares Inc.	LA	1	155	1.7
13	C B & T Bancshares Inc.	LA	7	140	1.5
14	First Horizon Corp.	TN	2	126	1.3
15	Caldwell Holding Co.	LA	6	97	1.0
	All Other Banks		20	314	3.4
	Total		116	9,387	100.0

Source: S&P Capital IQ Pro.
Note: Deposit market share is pro forma for pending acquisitions; FDIC deposit data as of June 30, 2024.

PRO FORMA LOAN AND DEPOSIT COMPOSITION

LOAN PORTFOLIOS ($000'S)

b1BANK


All Other
$439,509
7%
Total 1-4 Family
$680,741
12%
C&I
$1,629,907
27%
Total CRE
$2,343,448
39%
C&D
$633,698
11%
Multi-family
$253,616
4%

Yield on Loans
6.89%

Progressive Bank


All Other
$67,349
11%
C&I
$61,657
10%
Total 1-4 Family
$185,101
32%
C&D
$45,513
8%
Multi-family
$15,594
3%
Total CRE
$207,678
36%

Yield on Loans
5.69%

Pro Forma(1)


All Other
$506,858
8%
Total 1-4 Family
$865,842
13%
C&I
$1,691,564
26%
Total CRE
$2,551,126
39%
C&D
$679,211
10%
Multi-family
$269,210
4%

Yield on Loans
6.78%

DEPOSIT PORTFOLIOS ($000'S)

b1BANK


CDs > $100K
$1,184,110
18%
Non-Interest
$1,301,345
20%
CDs < $100K
$210,681
3%
Int-DDA, MM, Savings
$3,775,472
59%

Cost of Total Deps.
2.61%

Progressive Bank


CDs > $100K
$49,884
8%
CDs < $100K
$15,218
2%
Non-Interest
$208,281
31%
Int-DDA, MM, Savings
$399,580
59%

Cost of Total Deps.
1.84%

Pro Forma(1)


CDs > $100K
$1,233,994
17%
Non-Interest
$1,509,626
21%
CDs < $100K
$225,899
3%
Int-DDA, MM, Savings
$4,175,052
59%

Cost of Total Deps.
2.54%

Source: S&P Capital IQ Pro, Company Documents.
Note: Dollars in thousands; Data as of March 31, 2025.
(1) Excludes purchase accounting adjustments.

TRANSACTION TERMS

TRANSACTION CONSIDERATION	• Consideration: 100% stock • Exchange ratio of 6.6300x BFST shares per Progressive share, subject to adjustment pursuant to the terms of the reorganization agreement • Approximately 3.1 million BFST shares issued (1) • Progressive options will be cashed out at close of the transaction • Pro forma ownership: 90.7% BFST / 9.3% Progressive
TRANSACTION VALUATION(2)	• $82.6 million aggregate value • Represents $173.64 per share • P / TBV(3) = 122% • Pay-to-Trade (3)(4) = 97% • P / 2027E EPS = 10.3x
PERSONNEL	• Mr. George W. Cummings III will serve on the board of directors of BFST and b1BANK • Retention pool has been established for key employees
REQUIRED APPROVALS	• Customary regulatory approvals and shareholder approval of Progressive
COLLAR	• Exchange ratio fixed for 15% +/- and floating ~5% thereafter • Progressive has a walkaway right if BFST's VWAP trades below the collar, BFST can top-up with stock or cash • BFST has a walkaway right if BFST's VWAP trades above the collar, Progressive can agree to decrease the exchange ratio
EXPECTED CLOSING	• Early Q1

(1) Based on 460,104 shares of Progressive common stock outstanding
(2) Based on BFST closing stock price of $26.19 as of July 3, 2025. Multiples based on Progressive's estimated financial results.
(3) Non-GAAP financial measures.
(4) Ratio of the tangible book value multiple per share paid to Progressive to standalone BFST's tangible book value per share multiple as of July 3, 2025

DUE DILIGENCE PROCESS

DUE DILIGENCE PROCESS OVERVIEW

- Conducted comprehensive due diligence over a ~90-day period
- Experienced M&A team that has worked together on multiple successful transactions for BFST

CREDIT DILIGENCE

- Credit review conducted by internal team of experienced underwriters
- Reviewed ~80% of loans outstanding, or ~$460M in loan balances
- Reviewed ~99% of loans with balances greater than $750k
- Thorough review of watch list loans, with ~100% of watch list designated loans reviewed by the internal BFST team
- Extensive credit diligence meetings to discuss loan portfolio, trends, asset quality, and underwriting standards

PURCHASE ACCOUNTING ADJUSTMENTS

- Engaged Abrigo to review the CDI and marks on loan portfolio and time deposits

CORPORATE AND OPERATIONAL DUE DILIGENCE

- Comprehensive review of corporate and operational issues
- Operations team conducted a deep dive on all major operations-related contracts

Note: Financial data as of March 31, 2025.

KEY TRANSACTION ASSUMPTIONS

ESTIMATED COST SAVINGS

- Approximately $11.0 million (45% of Progressive's non-interest expense)
  - Progressive 2024 efficiency ratio of 88%
  - 75% expected to be realized in 2026, and 100% thereafter

LOAN MARK & OTHER MARKS

- $17.2 million, net
  - $6.4 million gross credit mark (1.1% of Progressive's 3/31/25 loans)
  - $18.4 million interest rate mark on loans – amortized over 5.5 years
  - Progressive's ACL as of March 31, 2025, totaled $7.6 million
- Given recent accounting guidance, BFST expects to not incur an additional mark related to Day-2 CECL accounting
- HTM securities mark of $967k – accreted sum of years digits over 3-years
- Fixed asset write up of $2.8 million – 50% amortized straight line over 20 years
- Time deposit write down of $277k – amortized straight line over 0.5 years
- Trust preferred securities write down of $855k – amortized straight line over 6.5 years

CDI

- Equal to $20.7 million based on Progressive's non-time deposits
  - Sum of years digits amortization over 7-years

TRANSACTION EXPENSES

- $12.0 million pre-tax

ESTIMATED FINANCIAL IMPACT

	INCLUDING RATE MARKS	EXCLUDING RATE MARKS [1]
EPS ACCRETION [2]	• *~ 10% in 2026 (first full year of combined operations)* • Based on management estimates • High single-digit accretion thereafter	• *~9% in 2026 (first full year of combined operations)*
TANGIBLE BOOK VALUE [3]	• Initial Dilution at Close: 3.4% • Earnback: 2.2 years *(crossover method)*	• Initial Dilution at Close: 0.8% • Earnback: 1.1 years *(crossover method)*
INTERNAL RATE OF RETURN	• 30%+ *(based on 11x terminal multiple)*	• 31%+ *(based on 11x terminal multiple)*
PRO FORMA CAPITAL	• TCE Ratio[4]: ~8.4% • Leverage Ratio: ~9.8% • CET1 Ratio: ~10.0% • Total Capital Ratio: ~13.1%	• TCE Ratio[4]: ~8.6% • Leverage Ratio: ~10.0% • CET1 Ratio: ~10.2% • Total Capital Ratio: ~13.3%

(1) Adjustment scenario assumes no loan rate mark, no time deposit mark, no trust preferred mark, and no HTM securities mark or amortization as a result of CDI
(2) EPS accretion based on fully-phased in cost savings for 2026 for illustrative purposes
(3) Estimated at closing of the transaction (December 31, 2025).
(4) Non-GAAP financial measure, see appendix for reconciliation

CONCLUSION

- Continuing growth in core North Louisiana markets
- Pro forma franchise at ~$9B, with opportunity to organically grow towards $10B threshold
- Achievable cost savings and efficiencies enabling financial performance
- Limited day one tangible book value dilution and an earnback of approximately two years
- Seasoned deposit base and excess liquidity further strengthens core franchise
- Complementary commercial banking focus
- Local banking talent joining BFST with long-term commitments and Progressive CEO and Chairman joining the BFST board of directors

BUSINESS FIRST BANCSHARES

b1BANK

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Tangible Book Value Per Share Impact		($M)	Shares (millions)	TBV Per Share
BFST 3/31 Equity	$	826.3	29.6	
(-) 3/31 Preferred Equity		71.9		
(-) 3/31 Intangibles		138.2		
BFST 3/31 TCE		616.2	29.6	$20.84
(+) Intangible Amortization until Close	$	1.7		
(+) Estimated Growth in Equity until Close		55.5	0.1	
BFST Estimated TCE at Close	$	673.4	29.7	$22.68
Pro Forma Adjustments				
(+) Stock Issued in the Transaction	$	79.9	3.1	
(-) After-tax Buyer Merger Expenses		4.3		
(-) Merger Related Intangibles		31.4		
BFST Pro Forma at Close	$	717.6	32.7	$21.91
Dilution to BFST ($)				**($0.76)**
Dilution to BFST (%)				**(3.4%)**

Memo: Tangible Common Equity / Tangible Assets		
BFST Pro Forma TCE at Close	$	717.6
BFST Estimated Assets at Close	$	7,967.5
(-) BFST Estimated Intangibles at Close		136.5
BFST Tangible Assets At Close	$	7,831.0
Progressive Estimated Assets at Close	$	783.6
(-) Merger Related Intangibles & Adjustments		28.6
Progressive Tangible Assets At Close	$	755.0
Pro Forma Tangible Assets At Close	$	8,586.0
Pro Forma TCE/TA		8.4%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

($ million, except per share values)		**2026E**
BFST 2026E Earnings	$	84.7
Progressive 2026E Earnings		7.4
Combined Earnings	**$**	**92.1**
After-Tax Transaction Adjustments		
Fully-Phased in Cost Savings	$	8.3
Accretion of Interest Rate Marks		6.5
CDI Amortization		(4.1)
Other Purchase Accounting Marks		(0.5)
Total Transaction Adjustments	**$**	**10.2**
Pro Forma Earnings	**$**	**102.4**
BFST Diluted Shares (millions)		29.7
Shares Issued (millions)		3.1
Pro Forma Diluted Shares (millions)		**32.8**
BFST Standalone EPS		$2.85
Pro Forma EPS		$3.12
EPS Accretion ($)		**$0.27**
EPS Accretion (%)		**10%**